JPMORGAN SPECIALTY FUNDS

Highbridge Statistical Market Neutral Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 27, 2013

to the Prospectus, Summary Prospectus and Statement of Additional Information

dated February 28, 2013, as supplemented

The Board of Trustees of JPMorgan Trust I (the “Trust”) has approved changes to the name, investment objective, investment strategies, investment advisory fee, the investment sub-adviser and management team of the Highbridge Statistical Market Neutral Fund (the “Fund”), as set forth below. On or about December 6, 2013 (the “Effective Date”), these changes will become effective.

Change to Name. The name of the Fund will change to the “JPMorgan Market Neutral Fund.”

Change to Investment Objective. The section titled “Investment Objective” is hereby deleted and will be replaced by the following:

The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Changes to Investment Strategies. In addition, the section titled “What are the Fund’s main investment strategies?” is hereby deleted in its entirety and will be replaced by the following:

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements.

As of June 30, 2013, the companies in the Russell 1000 Index included companies with market capitalizations ranging from $487 million to $401 billion. As of June 30, 2013, the companies in the S&P 500 Index included companies with market capitalizations of $1.9 billion to $401 billion.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued.

While the Fund will generally not be, on an aggregate basis, significantly weighted towards long or short positions at any time, it may be exposed to net long or short positions in one or more individual market sectors.

In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund the adviser employs a three-step process that combines research, valuation and stock selection. The research findings allow the adviser to rank the companies according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings. The Fund buys and sells securities using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	temporary mispricings caused by market overreactions

SUP-HSMN-913

In addition, on the Effective Date, the information in the section “Additional Information About the Funds’ Investment Strategies — Investment Process” will no longer apply to the Fund.

Changes to the Fund’s Investment Risks. In addition, the section titled “Quantitative Trading Strategies Risk” is hereby removed from “The Fund’s Main Investment Risks” section in its entirety. In addition, the “Quantitative Trading Strategies Risk” is hereby removed from the “More About The Fund — Investment Risks” in its entirety.

Changes to Advisory Fees. In addition, the advisory fee for the Fund, which is currently 1.75% will be changed to 1.25%. Additionally, as of the Effective Date, the Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 2.00% and 1.25% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 2/28/15, at which time the Service Providers will determine whether or not to renew or revise it.

Changes to Investment Sub-Adviser and the Portfolio Management Team. In addition, Highbridge Capital Management, LLC will no longer serve as the Investment Sub-adviser to the Fund and the management team of the Fund will be led by the following individual:

Portfolio Manager	Managed the Fund since	Primary Title with Investment Adviser
Terance Chen	2013	Managing Director

In addition, on the Effective Date, all references in the prospectus to Highbridge Capital Management, LLC serving as the Investment Sub-adviser to the Fund will hereby be deleted.

Changes to the Portfolio Managers. In addition, the information regarding the Fund in “The Funds’ Management and Administration — Portfolio Managers” section of the prospectus is deleted in its entirety and will hereby be replaced by the following:

The Portfolio Manager

The portfolio management team is led by Terance Chen, Managing Director of JPMIM and a CFA charterholder. Mr. Chen has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1994.

Tax Consequences to the Fund. The Fund will sell some of its current assets in connection with the changes in the Fund’s investment strategy. Gains, if any, recognized by the Fund as a result of such sales will be distributed to shareholders as taxable dividends. Therefore, the changes described above may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable to shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE